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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)



In connection with the Quarterly Report of Celadon Group, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ending March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Paul A. Will, Chief Financial Officer, Secretary and Assistant Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                                 /s/ Paul A. Will
                                        ---------------------------------
                                                  Paul A. Will
                                             Chief Financial Officer,
                                        Secretary and Assistant Treasurer

May 7, 2003